

通用钢铁控股

GENERAL STEEL HOLDINGS INC.

Investor Presentation

(NYSE: GSI)

November 2010

Disclaimer

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

The material presented is a presentation of general background information about General Steel Holdings, Inc. as of the date of the presentation. It is information in summary form and does not purport to be complete. It is not intended to be relied upon as advice to potential investors. This presentation is strictly confidential and may not be disclosed to any other person. No representation or warranty, express or implied, is made concerning, and no reliance should be placed on, the accuracy, fairness, or completeness of the information presented herein.

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.

Although General Steel Holdings believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings cannot guarantee future results or events. General Steel Holdings expressly disclaims a duty to update any of the forward-looking statements.

Securities may not be offered or sold in the United States unless they are registered or exempt from registration under the Securities Act of 1933. Any offering of securities to be made in the United States will be made by means of an offering memorandum. Such offering memorandum will contain, or incorporate by reference, detailed information about General Steel Holdings and its business and financial results, as well as its financial statements.

This presentation does not constitute an offer, or invitation, or solicitation of an offer, to subscribe for or purchase any securities. Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever.

Company Profile: General Steel Holdings, Inc

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Profile

- General Steel Holdings, Inc., (NYSE: GSI) is the only fully–integrated Chinese steel company listed on a US stock exchange
- Founded over 20 years ago by Henry Yu
- Company is acting as a steel industry consolidator capitalizing on the government's mandate to rationalize the industry
- Capacity of 6.3 million metric tons; operates the largest integrated steel producer in Shaanxi Province

Acquisition History

2004 - 2007	Acquires 80% position in joint venture with Baotou Iron & Steel Group
	Acquires 60% position in joint venture with Longmen Iron & Steel Group
2008	Acquires 99% ownership of Maoming Hengda
2009	Signs LOI with Baotai Iron and Steel Co., Ltd.
2010	Signs Joint Venture Framework Agreement with Shanxi Meijin Energy Group

RevenueGrowth



US$MM
1800
1500
1200
900
600
300
0
2005 - 2009 CAGR: 108%
89.7
139.7
772.4
1,351.2
1,668.4
2005
2006
2007
2008
2009

Production Volume Growth



Million Metric Tons
4
3
2
1
0
2005 -2009 CAGR: 109%
0.2
0.3
1.9
2.3
3.8
2005
2006
2007
2008
2009

Investment Highlights

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- ✓ Favorable industry position with strong government support
- ✓ Platform that aligns interests of all key industry constituents
- ✓ Established industry consolidator with demonstrated track record
- ✓ Strong financial performance
- ✓ Proven management team with extensive industry experience

Key Management

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Name	Title	Experience
Zuosheng (Henry) Yu	CEO & Chairman	▪ Started the Company in 1998 ▪ Bachelor degree from Institute of Business Management for Officers ▪ "Senior Economist" from the Committee of Science and Technology of Tianjin City ▪ MBA degree from the Graduate School of Tianjin Party University ▪ Member of China's APEC (Asia Pacific Economic Co-operation) Development Council ▪ Vice president of the China Chamber of Metallurgical Industry
John Chen	Director & CFO	▪ Joined in May 2004 ▪ Senior accountant at Frazer Frost, LLPLos Angeles, 1997- 2003 ▪ Norman Bethune University of Medical Science, Changchun city, Jilin province, China ▪ Bachelor degree in Accounting from California State Polytechnic University, Pomona, CA
Xiaozeng Xu	Director & General Manager of Longmen JV	▪ Joined in August 2007 ▪ More than 20 years with Shaanxi Longmen Iron and Steel Group in various positions ▪ MBA from Xi'an Jiaotong University in 1996
Yongtao Si	Independent Director	▪ Vice President of China Iron and Steel Association (CISA) ▪ Former Chairman of Baotou Iron and Steel Group Co., Ltd.

Steel Industry: Growth Thru Consolidation

Strong Catalysts for Industry Consolidation

- Central government is working toward the closure of many of the country's 800 steel companies through a national consolidation effort
- Smaller and less efficient mills will be considered obsolete and targeted for shutdown
- Greenfield operations limited by the government forcing larger steel producers to grow capacity via acquisition

Government Targets


2020
70% produced by top 10 players
2010
50% produced by top 10 players
2009
Currently, 48% of all Chinese steel produced by top 10 players

Targets for Removal of Small and Less Efficient Mills

By end of	Blast furnace (cubic meter)	Electric furnaces (metric tons)	Capacity (million metric tons)
2010	≤ 300	≤ 20	57
2011	≤400	≤30	25
After 2011	≤1000	n.a.	n.a.
Total			**82**

Sources: Wall Street research, CISA, Haitong Securities, UBS Investment Research, State Council announcements, UOB Kay Hian.

GSI: Aligning Interests of Key Industry Players

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Interests

Central Government

- Sustainable industry development
- Efficiency improvement
- Pollution reduction / improved profits
- Elimination of backward capacity
- Prudent management practices

Provincial Government

- Local economic development
- Sustainable & stable growth
- Raising employment
- Modern equipment

Local Companies

- ~800 small or less efficient steel companies
- Choice: Improve, shutdown or merge (JV)
- Looking for survival & capital

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- Provides comprehensive solution to the government plan for industry consolidation
- Merges or creates JVs with SOEs or private companies
- Retains existing management with stock incentive plans
- Improves profitability via western management practices and capital investment
- Reduces pollution & improves utilization

Uniquely positioned to benefit from Industry dynamic

Growth Strategy

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Organic Growth

- Continue improving efficiency and margins
- Modern equipment and techniques
- New customer development
- Active price management

Acquisitions

- Continue industry consolidation through selected quality acquisitions
- Look for SOE and private companies with 1-2 million metric tons capacity and management teams with proven track records of results
- Platform that aligns interests of all key industry constituents
- Robust pipeline of targets

Structure & Revenue Distribution

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Legal Structure



General Steel Holdings, Inc.
(a Nevada Corporation)
100%
General Steel Investment (BVI)
100%
General Steel (China) Co., Ltd.
99.3%
Yangpu Investment
98.7%
Qiu Steel Investment
99%
28%
32%
80%
Maoming
Longmen Joint Venture
Baotou Steel Pipe
Joint Venture

Locations



Baotou Steel
Beijing
General Steel
(China)
Longmen JV
Maoming

2009 Total Revenues: $1.67bn



Baotou Spiral-Welded
Steel Pipes 0.7%
Maoming High-Speed
Wire 3.8%
General Steel (China)
Hot-Rolled Sheets 3.5%
Longmen Joint
Venture Rebar 92.0%

Longmen JV (95% of Total Revenues) is the largest integrated steel producer in Shaanxi, and is well positioned to benefit from the government's efforts to develop China's Western Region

Subsidiaries: Longmen JV

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- Fully-integrated production capability provides cost-efficient production
- 60% controlling interest - acquired stake for US$39mm in June 2007
- Largest steel producer in Shaanxi province, a key area for development of the Western region with approximately 70% market share and limited competition within a 250 km radius
- Benefits from the "Go West" tax treatment, lowering corporate tax rate from 25% to 15%
- 4.8 million metric tons annual production capacity

GSI Subsidiaries


Baotou Steel
Beijing
General Steel (China)
Longmen JV
Maoming



Continuous casting billets



Rebar cooling

Longmen JV Revenues


US$ in thousands
29.8% YoY Growth
$1,600
$1,200
$800
$400
$0
2008
2009

Western Region Development is a Top Priority for Central Government

通用钢铁控股
GENERAL STEEL HOLDINGS INC.



% Increased GDP Comparison in 2009
% Increased GDP
19.0%
17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
6.1%
7.1%
7.7%
8.7%
10.2%
13.1%
18.1%
13.6%
6.1%
7.9%
8.9%
12.4%
5.8%
8.3%
8.6%
9.5%
National
Shaanxi
Jiangsu
Guangdong
1st Quarter
2nd Quarter
3rd Quarter
CY 2009

	Construction Period	Construction Scale	Total Investment (In USD Billion)	Investment through 2009 (In USD Million)
Xian #1, #2 Subway	2006-2013	#1 Line – 26.4 km #2 Line – 25.3 km	3.9	9,400
Xian-ChengDu Railway	2009-2013	340 km	7.2	294
Water Pumping Station	2009-2013	67 water pumping stations	2.5	147
Total			13.6	9,841

Source: National Bureau of Statistics of China, Jiangsu development & Reform commission
http://www.sndrc.gov.cn/Page.htm, http://www.zj.stats.gov.cn/

Longmen: Growth Catalysts

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Near-term Growth Catalysts	
"Go West"	▪ Longmen JV is positioned at the bridgehead for development in China's Western region ▪ Transportation cost advantage – limited competition within a 250 km radius of the city of Xi'an, Shaanxi province ▪ Guanzhong-Tianshui Economic Zone ▪ "Go West" tax incentive
Stimulus Package	▪ 10-point plan is focused on infrastructure and construction growth ▪ 8 out of 10 points will benefit the steel industry ▪ US$585.9bn plan expected to create 100 million metric ton steel demand in measures to boost construction of housing, roads, highways, dams, irrigation systems, schools and hospitals, airports, etc. ▪ Expected to invest between approximately US$36-52bn for railway construction ▪ Steel support package announced in January 2009 further encourages M&A and technical upgrades
Earthquake Rebuilding Projects	▪ Approximately 37 million metric tons of steel needed for reconstruction efforts through 2011 ▪ "Preferred Supplier" status for reconstruction efforts in Sichuan province, adjacent to Shaanxi province

Raw Materials: Cost Advantage

Iron Ore

- 15% imported from abroad
  - Purchased at market price
- 70% domestic
  - Purchased at market price
- 15% from Daxigou mine owned by Longmen JV Partner
  - Purchased at market price

Coke

- 100% sourced locally
- Longmen JV located within China's coal belt
- Low/insignificant transportation cost
  - Purchased at market price

Mulonggou and Daxigou Mines

- Owned by Longmen JV partner
- Source 80,000 metric tons per month at attractive market prices
- Helps increase gross margins & provides secure source of raw materials

Daxigou Mine

- 300 million metric tons of iron ore reserves
- Less than 1 million metric tons excavated
- First rights of refusal for sales and development

Other Subsidiaries

通用钢铁控股
GENERAL STEEL HOLDINGS INC.



General Steel (China)
Tianjin municipality

Ownership	100% owned by GSI
Capacity	400,000 metric tons
Products	Hot-rolled carbon sheet
Comments	Founded in 1989 as one of the first Chinese non-SOE steel companies Strong sales and distribution network



Baotou Steel
Inner Mongolia

Ownership	80% owned by GSI, 20% by Baotou Group
Capacity	100,000 metric tons
Products	Spiral-weld pipe for use in the energy sector
Comments	JV with 15th largest steel company in China Raw material and transport are sourced through Baotou



Maoming
Guangdong Province

Ownership	100% owned by GSI
Capacity	1,000,000 metric tons
Products	High-speed wire for construction usage
Comments	State-of-art production line Close to deepwater port


Baotou Steel
Beijing
General Steel (China)
Longmen JV
Maoming

Selected Financials

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Fourth Quarter 2009 and Full Year 2009 Results

	4Q08	4Q09	YoY	FY08	FY09	YoY
Shipment Volume (kmt)	575.0	1,123.8	95.4%	2,307.5	3,833.5	66.1%
Total Revenues	$261.1 million	$452.0 million	73.1%	$1.4 billion	$1.7 billion	23.5%
Gross Profit	$(21.6) million	$13.4 million	N/A	$7.9 million	$88.6 million	Over 1,000%
Adjusted non-GAAP EBITDA*	(22.4) million	16.1 million	N/A	3.2 million	93.2 million	Over 2,800%
Net Income (Loss)**	$(9.7) million	$(11.1) million	N/A	($11.3) million	$(25.2) million	N/A
EPS (Fully Diluted)	$(0.27)	$(0.26)	N/A	$(0.32)	$(0.60)	N/A

* Adjusted non-GAAP EBITDA is defined as GAAP net income before interest, tax, depreciation and amortization less non-operating, non-cash expenses associated with the Company's December 2007 convertible note issuance

** The Company's net income was materially impacted by a non-cash, non-operating expense that was due to the change in fair value of derivative liabilities related to the conversion of the Company's outstanding convertible note

Source: Company's Financial Statements

Selected Financials

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

Nine Months 2010Results			
	3Q09	3Q10	YoY
Shipment Volume (kmt)	2,709.7	2,986.7	10.2%
Total Revenues	$1,216.5million	$1,415million	16.3%
Gross Profit	$75.2 million	$28.7million	-61.8%
Net Income (Loss)	$(14.2) million	$(10.0) million	30.1%
EPS (Fully Diluted)	$(0.35)	$(0.2)	45.7%

Source: Company's Financial Statements

Consolidated Balance Sheet Highlights

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

(USD ,000)

Assets:	September 30, 2010	December 31, 2009
Cash and Restricted Cash	$228,301	$274,159
Accounts Receivable	$21,215	$8,525
Notes Receivable	$67,132	$29,185
Inventories	$250,758	$208,087
Advances on Inventory Purchases	$90,146	$31,402
Total Current Assets	$770,926	$615,277
Property Plant and Equipment	$584,948	$555,111
Total Assets	$1,416,641	$1,228,063
Liabilities:		
Total Notes Payable	$302,113	$254,608
Total Accounts Payable	$239,768	$206,277
Total Short Term Loan	$371,643	$271,077
Customer Deposits	$284,345	$262,100
Taxes Payable	$2,195	$6,921
Total Current Liabilities	$1,249,670	$1,037,345
Shareholder's Equity	$159,922	$166,329

- On August 5, 2010, the remaining outstanding notes from the Company's December 13, 2007 private placement were converted into a total of 1,559,675 shares of the Company's Common Stock.
- As of the date hereof, all of the convertible promissory notes issued on December 13, 2007 have been converted into Common Stock.

Investment Highlights

通用钢铁控股
GENERAL STEEL HOLDINGS INC.

- ✓ Favorable industry position with strong government support
- ✓ Platform that aligns interests of all key industry constituents
- ✓ Established industry consolidator with demonstrated track record
- ✓ Strong financial performance
- ✓ Proven management team with extensive industry experience

Contact Information

Jenny Wang
General Steel Holdings, Inc.
Tel: + 86-10-5879-7346
Email: jenny.wang@gshi-steel.com

Justin Knapp
Ogilvy Financial, Beijing
Tel: + 86-10-8520-6556
Email: gsi@ogilvy.com

Jessica Barist Cohen
Ogilvy Financial, New York
Tel: + 1-646-460-9989
Email: gsi@ogilvy.com